UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 17, 2019
Date of Report (Date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508	25-1434426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Philadelphia Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 325-2265

(Former name or former address, if changed since last report)
(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2019, S&T Bancorp, Inc. ("S&T”) entered into a new Severance Agreement (“New Severance Agreement”) with David G. Antolik, President of S&T.

The New Severance Agreement replaces a similar agreement entered into with Mr. Antolik in 2015 (the “Previous Agreement”). The New Severance Agreement provides, among other things, that Mr. Antolik will receive (a) a lump sum payment of 300% of the sum of his base salary and target bonus and (b) a pro-rated annual bonus (based on his target bonus) for the year of termination, payable in a lump sum if: (1) his employment is involuntarily terminated without cause within six months preceding a “change in control” (as defined in the agreement); (2) his employment is involuntarily terminated without cause within three years following a change in control; or (3) he terminates his employment for “good reason” (as defined in the agreement) within three years following a change in control. Under the Previous Agreement, Mr. Antolik was entitled to a lump sum payment of 200% rather than 300% under the same conditions. Aside from the increase in the percentage described above, the provisions of the New Severance Agreement are the same as those contained in the Previous Agreement. If Mr. Antolik had been entitled to the 300% benefit provided in the New Severance Agreement in the event of a without cause or good reason termination upon a change in control of S&T at December 31, 2018, his lump sum payment would have been $1,688,720 rather than the $1,113,020 disclosed in S&T’s proxy statement for its 2019 annual meeting of shareholders.

The foregoing summary description of the New Severance Agreement is qualified in its entirety by reference to the full text of the New Severance Agreement, a copy of which will be filed with S&T’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
May 17, 2019	Mark Kochvar Senior Executive Vice President, Chief Financial Officer